                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                       Date of Report: September 26, 2005
                       ----------------------------------
                        (Date of earliest event reported)

                        CITIGROUP MORTGAGE LOAN TRUST, INC.
                             (Packager and Servicer)
    (Issuer in Respect of the REMIC Pass-Through Certificates Series 2005-04)
    ------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

    Delaware                        333-117349-08              11-2418191
--------------------------------------------------------------------------------
(State or other jurisdiction   (Commission File Nos.)       (I.R.S. Employer
     of organization)                                       Identification No.)

390 Greenwich Street, New York, NY                    10013
----------------------------------------            ----------
(Address of principal executive offices)            (Zip Code)

Registrant's Telephone Number, including area code: (212) 816-6000


--------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report.)

Item 8.01.       Other Events.
                 -------------


                       CITIGROUP MORTGAGE LOAN TRUST, INC.
                 REMIC Pass-Through Certificates, Series 2005-04
                 ----------------------------------------------

         Attached as Exhibit I is the monthly servicing report for the month of August 2005.

        Note: This Form 8-K was originally filed September 30, 2005 under CIK Code 0001102620.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    CITIGROUP MORTGAGE LOAN TRUST, INC.
                                    (Registrant)


                                    By:  /s/ Cathy Johnson

                                       -------------------------
                                             Cathy Johnson
                                        Assistant Vice President


Dated: February 20, 2006

                                  EXHIBIT INDEX


Exhibit No.                                                      Page No.
-----------                                                      --------

    I           monthly servicing report for August 2005              5

                                                                       EXHIBIT I
                                                                       ---------


                                     Citigroup Mortgage Loan Trust Inc.
                            Distribution Date Statement to Certificateholders
                                       Remic Pass-Through Certificate

 Series Name:          CMLTI 2005-04
 Payment Date:         09/26/2005
 Issuer:               Citigroup Mortgage Loan Trust Inc.
 Record Date:          31-Aug-05
 Distribution Date:    26-Sep-05
 Distribution #:       1


 Trustee               U.S. Bank National Association
                       Clare M. O'Brien  (617) 603-6402

 Bond Administrator    CitiMortgage, Inc.
                       Norma Wesselmann (636) 261-1368

 Paying Agent:         Citibank N.A.
                       Jennifer McCourt (212) 816-5680

-----------------------------------------------------------------------------------------------
                                                      Next
                                       Current     Succeeding
     Class          Coupon Type        Coupon        Coupon          Original Par  CUSIP #
-----------------------------------------------------------------------------------------------
           A           Variable      5.35343%       5.35075%    $705,725,000.00    17307GWE4
           R           Variable      5.35343%       5.35344%            $100.25    17307GXN3      PAID OFF
                                                             -------------------
                                              Class A Total     $705,725,100.25

         B-1           Variable      5.35343%       5.35075%     $12,433,000.00    17307GWF1
         B-2           Variable      5.35343%       5.35075%      $4,388,000.00    17307GWG9
         B-3           Variable      5.35343%       5.35075%      $2,925,000.00    17307GWH7
         B-4           Variable      5.35343%       5.35075%      $2,560,000.00    17307GWJ3
         B-5           Variable      5.35343%       5.35075%      $1,828,000.00    17307GWK0
         B-6           Variable      5.35343%       5.35075%      $1,461,110.00    17307GWL8
                                                             -------------------
                                            Class SUB Total      $25,595,110.00

                                                             ===================
                                                                $731,320,210.25



                                    Citigroup Mortgage Loan Trust Inc.
                          Distribution Date Statement to Certificate Holders

                                     Remic Pass-Through Certificate

Series Name:  CMLTI 2005-04
Payment Date: 09/26/2005

-----------------------------------------------------------------------------------------------------------------------------------
                              Non Supported     Net WAC    Relief Act.
                 Interest        Interest      Interest     Interest      Interest       Interest       Principal
       CLASS     Accrued        Shortfall      Carryover    Shortfall    Shortfall      Recoveries      Recoveries    Interest Paid
-----------------------------------------------------------------------------------------------------------------------------------
           A   $3,148,377.31           $0.00        $0.00         0.00         $0.00           $0.00           $0.00  $3,148,377.31
           R           $0.44           $0.00        $0.00         0.00         $0.00           $0.00           $0.00          $0.44
             ----------------------------------------------------------------------------------------------------------------------
A Total        $3,148,377.75           $0.00        $0.00         0.00         $0.00           $0.00           $0.00  $3,148,377.75

         B-1      $55,466.04           $0.00        $0.00         0.00         $0.00           $0.00           $0.00     $55,466.04
         B-2      $19,575.73           $0.00        $0.00         0.00         $0.00           $0.00           $0.00     $19,575.73
         B-3      $13,049.00           $0.00        $0.00         0.00         $0.00           $0.00           $0.00     $13,049.00
         B-4      $11,420.66           $0.00        $0.00         0.00         $0.00           $0.00           $0.00     $11,420.66
         B-5       $8,155.07           $0.00        $0.00         0.00         $0.00           $0.00           $0.00      $8,155.07
         B-6       $6,518.30           $0.00        $0.00         0.00         $0.00           $0.00           $0.00      $6,518.30
             ----------------------------------------------------------------------------------------------------------------------
SUB Total        $114,184.80           $0.00        $0.00         0.00         $0.00           $0.00           $0.00    $114,184.80

             ======================================================================================================================

       Total   $3,262,562.55           $0.00        $0.00         0.00         $0.00           $0.00           $0.00  $3,262,562.55


 ------------------------------------------------------------------------------------------------------------------
                     Interest                               Cum Net WAC                             Cum Unpaid
                     Paid Per                                 Interest                               Interest
      CLASS         Certificate                           Carryover Amount                          Shortfalls
 ------------------------------------------------------------------------------------------------------------------
              A 4.46119566                                             $0.00                                $0.00
              R 4.38902743                                             $0.00                                $0.00
                                   -------------------------------------------------------------------------------
        A Total                                                        $0.00                                $0.00

            B-1 4.46119521                                             $0.00                                $0.00
            B-2 4.46119644                                             $0.00                                $0.00
            B-3 4.46119658                                             $0.00                                $0.00
            B-4 4.46119531                                             $0.00                                $0.00
            B-5 4.46119803                                             $0.00                                $0.00
            B-6 4.46119731                                             $0.00                                $0.00
                                   -------------------------------------------------------------------------------
      SUB Total                                                        $0.00                                $0.00


                                   =================================================================================
       Total                                                           $0.00                                $0.00


P Class Interest Paid, represents Prepayment Charges collected by the Master Servicer or any Sub-Servicer in connection with the Principal Prepayment of any of the Mortgage loans or servicer Prepayment Charge Payment Amount.

                                   Citigroup Mortgage Loan Trust Inc.
                            Distribution Date Statement to Certificateholders
                                     Remic Pass-Through Certificate

Series Name: CMLTI  2005-04
Payment Date: 09/26/2005

---------------------------------------------------------------------------------------------------------------
                                             Certificate
                                             Reductions
                                             not part of                          Principal
                                            distributions                            Paid          Cumulative
                           Principal          to reduce          Principal           Per           Principal
         CLASS                Due           Stated Amount          Paid           Certificate         Loss
---------------------------------------------------------------------------------------------------------------
                    A       $4,282,458.74               $0.00      $4,282,458.74     6.06816924            0.00
                    R             $100.25               $0.00            $100.25 1,000.00000000            0.00
           ----------------------------------------------------------------------------------------------------
              A Total       $4,282,558.99               $0.00      $4,282,558.99                           0.00
                  B-1           $3,731.18               $0.00          $3,731.18     0.30010295            0.00
                  B-2           $1,316.85               $0.00          $1,316.85     0.30010255            0.00
                  B-3             $877.80               $0.00            $877.80     0.30010256            0.00
                  B-4             $768.26               $0.00            $768.26     0.30010156            0.00
                  B-5             $548.59               $0.00            $548.59     0.30010394            0.00
                  B-6             $438.49               $0.00            $438.49     0.30010745            0.00
           ----------------------------------------------------------------------------------------------------
            SUB Total           $7,681.17               $0.00          $7,681.17                           0.00
          =====================================================================================================
                Total       $4,290,240.16               $0.00      $4,290,240.16                           0.00




                                 Citigroup Mortgage Loan Trust Inc.
                         Distribution Date Statement to Certificateholders

Series Name:    CMLTI 2005-04     Remic Pass-Through Certificate
Payment Date:   09/26/2005

-----------------------------------------------------------------------------------------------------------------------------------
  CLASS  Previous Period's  Ending Period's Beginning Balance Ending Balance  Ending Balance  Beginning     Ending       Prepayment
               Balance         Balance       Per Certificate  Per Certificate   Pool Factor   Class PCT    Class PCT     Percentage
-----------------------------------------------------------------------------------------------------------------------------------
      A     $705,725,000.00  $701,442,541.26 1,000.00000000  993.93183076  0.99393183 96.500136343%  96.480553776%  100.000000000%
      R             $100.25             $.00 1,000.00000000    0.00000000  0.00000000  0.000013708%   0.000000000%    0.000000000%
            -----------------------------------------------------------------------------------------------------------------------
A Total     $705,725,100.25  $701,442,541.26                                          96.500150051%  96.480553776%  100.000000000%
     B-1     $12,433,000.00   $12,429,268.82 1,000.00000000  999.69989705  0.99969990  1.700076085%   1.709595110%    0.000000000%
     B-2      $4,388,000.00    $4,386,683.15 1,000.00000000  999.69989745  0.99969990  0.600010766%   0.603370332%    0.000000000%
     B-3      $2,925,000.00    $2,924,122.20 1,000.00000000  999.69989744  0.99969990  0.399961598%   0.402201053%    0.000000000%
     B-4      $2,560,000.00    $2,559,231.74 1,000.00000000  999.69989844  0.99969990  0.350051860%   0.352011862%    0.000000000%
     B-5      $1,828,000.00    $1,827,451.41 1,000.00000000  999.69989606  0.99969990  0.249958906%   0.251358470%    0.000000000%
     B-6      $1,461,110.00    $1,460,671.51 1,000.00000000  999.69989255  0.99969989  0.199790731%   0.200909394%    0.000000000%
            -----------------------------------------------------------------------------------------------------------------------
SUB Total    $25,595,110.00   $25,587,428.83                                           3.499849948%   3.519446224%    0.000000000%

            ======================================================================================================================
Total         $731,320,210.25  $727,029,970.09                                       100.000000000% 100.000000000%  100.0000000000%


PO Balance             $.00             $.00
Non PO Bal   $731,320,210.25  $727,029,970.09

                             Citigroup Mortgage Loan Trust Inc.
                                 DISTRIBUTION DATE STATEMENT
                               REMIC PASS-THROUGH CERTIFICATE
 Series Name:2005-04      Pmt Date:09/26/2005

 Aggregate Amount of P&I Advances for such Distribution Date:     $2,528,327.98


   Summary of Disbursements             Withdrawals
          Remittances        Residual     (Deposits)  P&I Distributed
       $7,554,326.31            $0.00   $1,523.60     $7,552,802.71
    Extraordinary Trust Fund Expenses withdrawn from the Collection
    Account or Distribution Account for such Distribution Date:          $0.00




    Withdrawals from Certificate Account
    Type                   Retained by CMI       Amount        Balance
 --------------------------------------------------------------------
    Advisor Fee                        No     $1,523.60          $0.00

Loan level information (including data on REO, loans in foreclosure and realized losses) is available on the Citimortgagembs.com website in the payment and summary section of the CMLTI shelf

                               Citigroup Mortgage Loan Trust Inc.
                        Distribution Date Statement to Certificateholders
                                 Remic Pass-Through Certificate

Series Name: CMLTI 2005-04
Payment Date: 09/26/2005

DELINQUENCY  (1)

---------------------------------------------------------------------------------------------------------
                                                  Number of    Amount of Scheduled    Amount of Actual
                                                    loans              Balance              Balance
 Pool                              Item            #    PCT       Amount      PCT       Amount      PCT
---------------------------------------------------------------------------------------------------------
                                 (2) 30-59 DAYS    8   0.56%  $6,040,949.02  0.83%  $6,047,252.67  0.83%
 10 Arms                         (2) 60-89 Days    0   0.00%          $0.00  0.00%          $0.00  0.00%
                                  (2) 90 + DAYS    0   0.00%          $0.00  0.00%          $0.00  0.00%
                 REAL ESTATE OWNED BY THE TRUST    0   0.00%          $0.00  0.00%          $0.00  0.00%
                        FORECLOSURES IN PROCESS    0   0.00%          $0.00  0.00%          $0.00  0.00%
                        BANKRUPTCIES IN PROCESS    0   0.00%          $0.00  0.00%          $0.00  0.00%
                       PURCHASE AMOUNT ADVANCES                          NA

            (1)  DETERMINED BY THE MBA METHOD.
            (2)  DOES NOT INCLUDE REAL ESTATE OWNED BY THE TRUST.